UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: November 30, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET EMERGING

MARKETS DEBT PORTFOLIO

FORM N-Q

NOVEMBER 30, 2011

WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

Schedule of investments (unaudited)	November 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS - 56.7%
Argentina - 3.9%
Republic of Argentina	7.820%	12/31/33	193,948	EUR	$155,062	(a)
Republic of Argentina, Discount Notes	8.280%	12/31/33	2,463,310		1,798,216
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	580,623	EUR	78,018	(a)(b)
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	174,522	ARS	6,351	(a)(b)
Republic of Argentina, GDP Linked Securities, Senior Bonds	0.000%	12/15/35	5,000		778	(a)(b)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	168,000		162,895
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,175,000		1,024,614
Republic of Argentina, Senior Bonds	2.260%	12/31/38	97,024	EUR	35,657
Republic of Argentina, Senior Notes	8.750%	6/2/17	907,758		807,905

Total Argentina					4,069,496

Brazil - 2.9%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	873,000	BRL	481,823
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	2,385,000	BRL	1,271,676
Federative Republic of Brazil	7.125%	1/20/37	775,000		1,040,438
Federative Republic of Brazil, Senior Bonds	5.625%	1/7/41	250,000		284,375

Total Brazil					3,078,312

Chile - 1.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	200,000		204,500	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	310,000		311,542	(c)
Republic of Chile, Senior Notes	3.875%	8/5/20	560,000		597,800
Republic of Chile, Senior Notes	5.500%	8/5/20	212,000,000	CLP	430,661

Total Chile					1,544,503

Colombia - 3.7%
Republic of Colombia, Senior Bonds	4.375%	7/12/21	660,000		694,650
Republic of Colombia, Senior Bonds	6.125%	1/18/41	1,320,000		1,574,100
Republic of Colombia, Senior Notes	7.375%	3/18/19	1,280,000		1,609,600

Total Colombia					3,878,350

India - 0.2%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	200,000		180,000	(a)(c)

Indonesia - 3.3%
JPMorgan Chase Bank N.A., Credit-Linked Notes (Indonesia Government)	10.750%	5/17/16	6,749,000,000	IDR	887,149	(c)(d)
JPMorgan Chase Bank N.A., Credit-Linked Notes (Indonesia Government)	8.250%	7/17/21	12,312,000,000	IDR	1,503,584	(c)(d)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	105,000		123,113	(c)
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	250,000		278,750	(c)
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	1,528,000,000	IDR	211,095
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	380,000		459,800	(c)

Total Indonesia					3,463,491

Malaysia - 1.7%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	3,720,000	MYR	1,194,805
Government of Malaysia, Senior Bonds	4.262%	9/15/16	1,755,000	MYR	574,382

Total Malaysia					1,769,187

Mexico - 5.2%
Mexican Bonos, Bonds	8.000%	6/11/20	45,696,900	MXN	3,783,415
United Mexican States, Bonds	10.000%	12/5/24	2,250,000	MXN	215,416
United Mexican States, Medium-Term Notes	6.050%	1/11/40	350,000		416,500
United Mexican States, Senior Notes	5.950%	3/19/19	417,000		490,392
United Mexican States, Senior Notes	5.125%	1/15/20	450,000		505,800

Total Mexico					5,411,523

Panama - 1.9%
Republic of Panama	7.250%	3/15/15	179,000		207,461
Republic of Panama	9.375%	4/1/29	177,000		279,129
Republic of Panama	6.700%	1/26/36	1,120,000		1,456,000

Total Panama					1,942,590

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	November 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Peru - 5.8%
Republic of Peru	8.750%	11/21/33	2,787,000		$4,117,793
Republic of Peru, Bonds	7.840%	8/12/20	2,873,000	PEN	1,218,139
Republic of Peru, Bonds	6.550%	3/14/37	208,000		254,800
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	150,000		195,000
Republic of Peru, Senior Notes	7.125%	3/30/19	245,000		304,535

Total Peru					6,090,267

Poland - 3.8%
Republic of Poland, Bonds	5.500%	4/25/15	4,285,000	PLN	1,294,543
Republic of Poland, Senior Notes	6.375%	7/15/19	270,000		292,950
Republic of Poland, Senior Notes	5.125%	4/21/21	980,000		972,650
Republic of Poland, Senior Notes	5.000%	3/23/22	1,494,000		1,454,782

Total Poland					4,014,925

Russia - 6.3%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	280,000		282,800	(c)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	129,000		130,290	(c)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	1,202,400		1,412,820	(c)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	4,101,520		4,819,286	(c)

Total Russia					6,645,196

Sri Lanka - 0.3%
Sri Lanka Government International Bond, Senior Notes	6.250%	7/27/21	320,000		323,662	(c)

Turkey - 8.0%
Republic of Turkey, Notes	6.750%	5/30/40	1,560,000		1,649,700
Republic of Turkey, Senior Bonds	5.625%	3/30/21	3,160,000		3,223,200
Republic of Turkey, Senior Notes	7.500%	7/14/17	660,000		745,800
Republic of Turkey, Senior Notes	7.500%	11/7/19	1,370,000		1,565,225
Republic of Turkey, Senior Notes	6.875%	3/17/36	1,147,000		1,230,158

Total Turkey					8,414,083

Venezuela - 8.2%
Bolivarian Republic of Venezuela	5.750%	2/26/16	5,336,000		4,095,380	(c)
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	73,000		48,545
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	1,770,000		1,252,275
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	4,535,000		3,151,825	(c)

Total Venezuela					8,548,025

TOTAL SOVEREIGN BONDS (Cost - $59,731,006)					59,373,610

CORPORATE BONDS & NOTES - 34.0%
CONSUMER DISCRETIONARY - 1.3%
Media - 1.3%
Globo Communicacoes e Participacoes SA, Senior Bonds	7.250%	4/26/22	150,000		158,250	(c)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	840,000		914,174
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	270,000		309,150

TOTAL CONSUMER DISCRETIONARY					1,381,574

CONSUMER STAPLES - 0.3%
Personal Products - 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	370,000		325,600	(c)

ENERGY - 15.8%
Oil, Gas & Consumable Fuels - 15.8%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	441,800		478,271	(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	600,000		729,000
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	400,000		424,000	(c)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	November 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	320,000	$339,200	(c)
KazMunaiGaz Finance Sub BV, Senior Notes	11.750%	1/23/15	100,000	119,370	(c)
KazMunayGas National Co., Senior Notes	9.125%	7/2/18	360,000	430,200	(c)
KazMunayGaz National Co., Notes	7.000%	5/5/20	200,000	215,990	(c)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	330,000	346,500	(c)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	550,000	570,625	(c)
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	220,000	235,950	(c)
Mubadala Development Co., Senior Secured Bonds	5.888%	6/15/19	88,360	95,654	(c)
Novatek Finance Ltd., Notes	6.604%	2/3/21	400,000	413,000	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	437,000	439,185	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	190,000	190,950	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	2,288,000	2,539,680
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	100,000	101,993
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	785,000	875,011
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	420,000	459,530
Petroleos Mexicanos, Notes	8.000%	5/3/19	160,000	197,600
Petroleos Mexicanos, Senior Notes	6.000%	3/5/20	350,000	386,750
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	1,050,000	1,120,875
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	400,000	474,000	(c)
Petronas Capital Ltd.	5.250%	8/12/19	650,000	724,669	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,170,000	1,304,405	(c)
PT Pertamina Persero, Notes	5.250%	5/23/21	650,000	651,625	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	650,000	779,187	(c)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	500,000	455,544	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	130,000	140,205	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	100,000	107,850	(c)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,100,000	1,222,375	(c)

TOTAL ENERGY				16,569,194

INDUSTRIALS - 1.5%
Building Products - 0.5%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	179,000	194,842	(c)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	300,000	303,000	(c)

Total Building Products				497,842

Construction & Engineering - 0.7%
Odebrecht Finance Ltd.	6.000%	4/5/23	200,000	201,000	(c)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	300,000	321,750	(c)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	200,000	214,500	(c)

Total Construction & Engineering				737,250

Industrial Conglomerates - 0.3%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	360,000	348,441	(c)

TOTAL INDUSTRIALS				1,583,533

MATERIALS - 8.8%
Chemicals - 0.4%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	430,000	453,650	(c)

Containers & Packaging - 0.4%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	480,000	436,800	(c)

Metals & Mining - 7.1%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	430,000	429,863	(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	400,000	421,000	(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	100,000	105,250	(c)
Evraz Group SA, Notes	8.250%	11/10/15	100,000	102,250	(c)
Evraz Group SA, Notes	6.750%	4/27/18	1,505,000	1,358,263	(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	360,000	373,950	(c)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	100,000	104,750	(c)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	60,000	62,036
Southern Copper Corp., Senior Notes	6.750%	4/16/40	400,000	404,358
Vale Overseas Ltd., Notes	8.250%	1/17/34	318,000	401,649
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,106,000	2,312,266

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	November 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Metals & Mining - continued
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	200,000	$194,000	(c)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	140,000	135,800	(c)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	490,000	418,950	(c)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	620,000	558,000	(c)

Total Metals & Mining				7,382,385

Paper & Forest Products - 0.9%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	215,000	253,663
Empresas CMPC SA, Notes	4.750%	1/19/18	230,000	239,112	(c)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	240,000	236,400	(c)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	160,000	150,800	(c)

Total Paper & Forest Products				879,975

TOTAL MATERIALS				9,152,810

TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 3.7%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	335,000	252,925	(c)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	50,000	37,750	(c)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	1,977,000	1,492,635	(c)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	200,000	200,000	(c)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	430,000	423,550	(c)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	710,000	711,775	(c)
Vimpel Communications, Notes	6.493%	2/2/16	200,000	189,500	(c)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	240,000	252,000	(c)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Senior Notes	9.125%	4/30/18	300,000	301,500	(c)

Total Diversified Telecommunication Services				3,861,635

Wireless Telecommunication Services - 0.5%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	330,000	358,050	(c)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	174,750	(c)

Total Wireless Telecommunication Services				532,800

TOTAL TELECOMMUNICATION SERVICES				4,394,435

UTILITIES - 2.1%
Electric Utilities - 0.7%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	130,000	148,200	(c)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	480,000	552,000	(c)

Total Electric Utilities				700,200

Gas Utilities - 0.4%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	360,000	369,000	(c)

Independent Power Producers & Energy Traders - 0.7%
AES Gener SA, Notes	5.250%	8/15/21	300,000	305,250	(c)
Colbun SA, Senior Notes	6.000%	1/21/20	300,000	313,794	(c)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000	104,598	(c)

Total Independent Power Producers & Energy Traders				723,642

Multi-Utilities - 0.3%
E-CL SA, Notes	5.625%	1/15/21	100,000	104,134	(c)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	220,000	258,192	(c)

Total Multi-Utilities				362,326

TOTAL UTILITIES				2,155,168

TOTAL CORPORATE BONDS & NOTES (Cost - $35,899,434)				35,562,314

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $95,630,440)				94,935,924

SHORT-TERM INVESTMENTS - 3.4%
U.S. Government Agencies - 3.4%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120%	1/10/12	30,000	29,996	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.080%	7/11/12	3,500,000	3,498,698	(e)

(Cost - $3,528,262)				3,528,694

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	November 30, 2011

SECURITY	VALUE
TOTAL INVESTMENTS - 94.1% (Cost - $99,158,702#)	$98,464,618
Other Assets in Excess of Liabilities - 5.9%	6,142,526

TOTAL NET ASSETS - 100.0%	$104,607,144

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Rate shown represents yield-to-maturity.

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARS	— Argentine Peso
BRL	— Brazilian Real
CLP	— Chilean Peso
EUR	— Euro
GDP	— Gross Domestic Product
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol
PLN	— Polish Zloty

Summary of Investments by Country *

Russia	13.4%
Mexico	13.0
Brazil	11.9
Venezuela	8.7
Turkey	8.5
Peru	6.2
Colombia	5.3
Indonesia	5.1
Argentina	4.8
Poland	4.1
Malaysia	3.9
Chile	3.3
Panama	2.0
India	2.0
Kazakhstan	1.5
Qatar	1.0
United Arab Emirates	0.6
Trinidad and Tobago	0.5
China	0.3
Sri Lanka	0.3
Short-Term Investments	3.6

100.0%

* As a percentage of total investments. Please note that Fund holdings are as of November 30, 2011 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Emerging Markets Debt Portfolio (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$59,373,610	—	$59,373,610
Corporate bonds & notes	—	35,562,314	—	35,562,314

Total long-term investments	—	$94,935,924	—	$94,935,924
Short-term investments†	—	3,528,694	—	3,528,694

Total investments	—	$98,464,618	—	$98,464,618

Other financial instruments:
Forward foreign currency contracts	—	$41,815	—	$41,815
Interest rate swaps	—	2,435	—	2,435

Total other financial instruments	—	$44,250	—	$44,250

Total	—	$98,508,868	—	$98,508,868

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$4,674	—	—	$4,674
Forward foreign currency contracts	—	$57,200	—	57,200

Total	$4,674	$57,200	—	$61,874

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Notes to Schedule of Investments (unaudited) (continued)

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Notes to Schedule of Investments (unaudited) (continued)

(j) Other risks. Consistent with its objective to seek to maximize total return, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of November 30, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $57,200. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At November 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,311,390
Gross unrealized depreciation	(3,005,474)

Net unrealized depreciation	$(694,084)

At November 30, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Buy:
U.S. Treasury 10-Year Notes	8	3/12	$1,039,424	$1,034,750	$(4,674)

At November 30, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Brazilian Real	JPMorgan Chase & Co.	3,269,900	$1,779,823	2/15/12	$(57,200)
Contracts to Sell:
Euro	JPMorgan Chase & Co.	1,307,695	1,757,378	12/15/11	41,815

Net unrealized loss on open forward foreign currency contracts					$(15,385)

Notes to Schedule of Investments (unaudited) (continued)

At November 30, 2011, the Fund held the following interest rate swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT †		TERMINATION DATE	PAYMENTS MADE BY THE FUND‡		PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Credit Suisse	260,146	BRL	1/2/12	BRL-CDI	[1]	10.560%	—	$1,091	*
Credit Suisse	408,489	BRL	1/2/12	BRL-CDI	[1]	10.510%	—	1,344	*

Total	668,635	BRL					—	$2,435

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

‡	Percentage shown is an annual percentage rate.

1	Based on the Overnight Brazilian Interbank Deposit Rate. As of November 30, 2011, the Brazilian CETIP Interbank Deposit (CDI) rate was 11.36%.

*	Swap contract is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at November 30, 2011.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at Value	Total
Interest Rate Contracts	—	$(4,674)	—	—	$2,435	$(2,239)
Foreign Exchange Contracts	—	—	$41,815	$(57,200)	—	(15,385)

Total	—	$(4,674)	$41,815	$(57,200)	$2,435	$(17,624)

During the period ended November 30, 2011, the volume of derivative activity for the Fund was as follows:

	Average Market Value
Forward foreign currency contracts (to buy)	$2,523,538
Forward foreign currency contracts (to sell)	2,362,565
Futures contracts (to buy)	997,900

	Average Notional Balance
Interest rate swap contracts	668,635	BRL

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	January 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	January 25, 2012

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	January 25, 2012